UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

MKS INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code: (978) 645-5500

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

On December 10, 2018, MKS Instruments, Inc., a Massachusetts corporation (“MKS”), and Electro Scientific Industries, Inc., an Oregon corporation (“ESI”), received clearance from the State Administration for Market Regulation of the People’s Republic of China (“SAMR”), in accordance with Article 25 of the Anti-Monopoly Law of the People’s Republic of China, of the previously announced Agreement and Plan of Merger dated October 29, 2018, among MKS, ESI, and EAS Equipment, Inc., a Delaware corporation and a wholly owned subsidiary of MKS (“EAS”), pursuant to which EAS will merge with and into ESI, with ESI surviving as a wholly owned subsidiary of MKS (the “Merger”).

On December 14, 2018, MKS and ESI also received clearance from the Korea Fair Trade Commission (the “KFTC”) of the Merger.

In addition to clearance by SAMR and the KFTC, the Merger has received antitrust clearance from Germany’s Federal Cartel Office and the United States Department of Justice and Federal Trade Commission. As such, MKS and ESI have now received all antitrust clearances that are required to complete the Merger.

Completion of the Merger remains subject to other customary closing conditions, including approval by ESI’s shareholders. Assuming the timely satisfaction of the other closing conditions, MKS anticipates that the Merger will be completed in the first calendar quarter of 2019.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between MKS and ESI, the expected timetable for completing the transaction and any other statements about MKS’ or ESI’s managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should also be considered to be forward-looking statements. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: the ability of the parties to complete the transaction; the risk that the conditions to the closing of the transaction, including approval of ESI shareholders, are not satisfied in a timely manner or at all; litigation relating to the transaction; unexpected costs, charges or expenses resulting from the transaction; and the other factors described in MKS’ most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC and in ESI’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and its most recent quarterly report filed with the SEC. MKS and ESI are under no obligation to, and expressly disclaim any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this document.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, ESI filed with the SEC a definitive proxy statement, including a form of proxy card, on December 6, 2018. The definitive proxy statement and form of proxy card have been mailed to ESI’s shareholders. Additionally, MKS and ESI will file other relevant documents with the SEC in connection with the transaction. The proxy statement and other documents filed with the SEC by MKS and ESI contain important information about MKS, ESI, the transaction and related matters. Investors and security holders are urged to read the proxy statement and other documents filed with the SEC by MKS and ESI carefully.

Investors and security holders may obtain free copies of the proxy statement and other documents filed with the SEC by MKS and ESI through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders may obtain free copies of the proxy statement from ESI by visiting the Investor Relations section of ESI web site (www.esi.com) or by directing a request to ESI, Attn: Investor Relations, at 13900 N.W. Science Park Drive, Portland, Oregon 97229.

MKS and ESI, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding MKS’ directors and executive officers is contained in MKS’ Form 10-K for the fiscal year ended December 31, 2017 and its proxy statement dated March 28, 2018, which are filed with the SEC. Information regarding ESI’s directors and executive officers is contained in ESI’s Form 10-K for the fiscal year ended March 31, 2018, its proxy statement dated July 10, 2018 and in the definitive proxy statement dated December 6, 2018, each of which is filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in each company’s respective proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other documents filed with the SEC by MKS and ESI.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2018

MKS Instruments, Inc.

By:	/s/ Kathleen F. Burke
Name:	Kathleen F. Burke
Title:	Senior Vice President, General Counsel and Asst. Secretary